UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2011
Grubb & Ellis Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on February 3, 2011, reporting our acquisition of Columbia Long-Term Acute Care Hospital located in Columbia, Missouri, or the Columbia property, as described in such Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.
On August 12, 2010, August 31, 2010, October 29, 2010 and January 31, 2011, we acquired the four properties comprising the following property portfolio which were leased to majority owned subsidiaries of Landmark Holdings of Missouri, LLC, or Landmark, whereby Landmark served as the guarantor of the leased properties, or the Monument LTACH Portfolio.

		Contract Purchase	Gross Leasable
Property Locations	Date Acquired	Price	Area	Year Built
Cape Girardeau, Missouri	August 12, 2010	$8,181,000	26,000	2006
Joplin, Missouri	August 31, 2010	$9,163,000	26,000	2007
Athens, Georgia	October 29, 2010	$12,142,000	32,000	2008
Columbia, Missouri	January 31, 2011	$12,209,000	31,000	2009
Landmark operates long-term acute care hospitals, or the hospitals. Landmark Management Services, LLC, a wholly owned subsidiary of Landmark, provides management services to the four properties comprising the Monument LTACH Portfolio. The hospitals are either 30 or 42-bed facilities. Patients admitted to the hospitals are generally referred by short-term, general acute care hospitals. The hospitals are a resource to the general acute care hospitals in a market area which typically extends out for a 75-100 mile radius.
In evaluating the Monument LTACH Portfolio as a potential acquisition and determining the appropriate amount of consideration to be paid for the portfolio, a variety of factors were considered, including our evaluation of property condition reports, the respective locations, visibility and access to the four properties, the age, physical condition and curb appeal of the four properties, neighboring property uses, local market conditions and general economic conditions and patient demand.
Monument LTACH Portfolio is a four building portfolio consisting of one-story long-term acute care hospital facilities. The Monument LTACH Portfolio was built between 2006 and 2009 and consists of approximately 115,000 square feet of gross leasable area, or GLA, in the aggregate. The Monument LTACH Portfolio is 100% leased to one tenant which has operations at each of the four property locations. We believe that the financial condition and results of operations of the guarantor, Landmark, are more relevant to investors than the financial statements of the individual properties and enable investors to evaluate the credit-worthiness of the guarantor of the lease and pursuant to the guidance provided by the United States Securities and Exchange Commission, or the SEC, we provided the audited and unaudited financial statements of Landmark in our Current Report on Form 8-K/A, Amendment No. 1, filed on October 28, 2010.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

On October 28, 2010, we filed our Current Report on Form 8-K/A, Amendment No.1, to report the financial statements of Landmark, the guarantor of the leased properties of the Monument LTACH Portfolio, to satisfy the reporting requirements of Item 9.01(a) pursuant to the guidance provided by the SEC and our belief that the financial condition and results of operations of Landmark are more relevant to investors than the financial statements of the individual properties and enable investors to evaluate the credit-worthiness of the guarantor of the lease.

(b)	Pro forma financial information.

Grubb & Ellis Healthcare REIT II, Inc.

I.	Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2010 and for the Year Ended December 31, 2010	4

II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	5

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	6

IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2010 and for the Year Ended December 31, 2010	7

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of December 31, 2010 and for the Year Ended December 31, 2010
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2010 is presented as if we acquired the Columbia property, the last remaining property comprising the Monument LTACH Portfolio, on December 31, 2010. The Columbia property was acquired using a combination of borrowings under our line of credit with Bank of America, N.A., or our line of credit, and cash proceeds, net of offering costs, received from our initial public offering, or our offering, through the acquisition date. However, the pro forma adjustments assume that the proceeds from our line of credit and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of December 31, 2010.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 is presented as if we acquired Lacombe Medical Office Building, or the Lacombe MOB property, Center for Neurosurgery and Spine, or the Center for Neurosurgery and Spine property, Parkway Medical Center, or the Parkway property, Highlands Ranch Medical Pavilion, or the Highlands Ranch property, Muskogee Long-Term Acute Care Hospital, or the Muskogee LTACH property, St. Vincent Medical Office Building, or the St. Vincent MOB property, Livingston Medical Arts Pavilion, or the Livingston MAP property, Pocatello East Medical Office Building, or the Pocatello East MOB property, all of the four properties comprising the Monument LTACH Portfolio: (i) Cape Girardeau Long-Term Acute Care Hospital, or the Cape property; (ii) Joplin Long-Term Acute Care Hospital, or the Joplin property; (iii) Athens Long-Term Acute Care Hospital, or the Athens property; and (iv) the Columbia property, Virginia Skilled Nursing Facility Portfolio, or the Virginia SNF Portfolio, Sylva Medical Office Building, or the Sylva property, Surgical Hospital of Humble, or the Humble property, Ennis Medical Office Building, or the Ennis property and Lawton Medical Office Building Portfolio, or the Lawton property, or collectively the Properties, on January 1, 2010. The Properties were acquired using a combination of debt financing from either assumed mortgage loans, or proceeds from our line of credit or debt proceeds, and cash proceeds, net of offering costs, received from our offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of January 1, 2010.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2010

	Company Historical(A)	Acquisition of the the Columbia Property(B)			Company Pro Forma

ASSETS
Real estate investments:
Operating properties, net	$163,335,000	$11,040,000			$174,375,000
Cash and cash equivalents	6,018,000	—			6,018,000
Accounts and other receivables, net	241,000	—			241,000
Restricted cash	2,816,000	—			2,816,000
Real estate and escrow deposits	649,000	(399,000)			250,000
Identified intangible assets, net	28,568,000	1,383,000			29,951,000
Other assets, net	2,369,000	—			2,369,000

Total assets	$203,996,000	$12,024,000			$216,020,000

LIABILITIES AND EQUITY

Liabilities:
Mortgage loans payable, net	$58,331,000	$—			$58,331,000
Line of credit	11,800,000	10,800,000			22,600,000
Accounts payable and accrued liabilities	3,356,000	—			3,356,000
Accounts payable due to affiliates	840,000	—			840,000
Derivative financial instruments	453,000	—			453,000
Identified intangible liabilities, net	502,000	—			502,000
Security deposits, prepaid rent and other liabilities	3,352,000	3,000			3,355,000

Total liabilities	78,634,000	10,803,000			89,437,000

Commitments and contingencies

Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—			—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 15,452,668 issued and outstanding	154,000	2,000	(C	)	156,000
Additional paid-in capital	137,657,000	1,576,000	(C	)	139,233,000
Accumulated deficit	(12,571,000)	(357,000)	(D	)	(12,928,000)

Total stockholders’ equity	125,240,000	1,221,000			126,461,000
Noncontrolling interests	122,000	—			122,000

Total equity	125,362,000	1,221,000			126,583,000

Total liabilities and equity	$203,996,000	$12,024,000			$216,020,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010

	Company Historical(E)	2010 Transactions(F)		Acquisition of the Columbia Property(G)		Company Pro Forma

Revenue:
Rental income	$8,682,000	$13,506,000		$1,209,000		$23,397,000

Expenses:
Rental expenses	2,201,000	1,981,000		150,000	(H)	4,332,000
General and administrative	1,670,000	993,000		101,000	(I)	2,764,000
Acquisition related expenses	7,099,000	(6,945,000)	(J)	(48,000)	(J)	106,000
Depreciation and amortization	3,591,000	4,980,000		405,000	(K)	8,976,000

Total expenses	14,561,000	1,009,000		608,000		16,178,000

(Loss) income from operations	(5,879,000)	12,497,000		601,000		7,219,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense	(1,416,000)	(3,655,000)		—	(L)	(5,071,000)
Loss in fair value of derivative financial instrument	(143,000)	—		—		(143,000)
Interest income	15,000	—		—		15,000

Net (loss) income	(7,423,000)	8,842,000		601,000		2,020,000

Less: Net income attributable to noncontrolling interests	(1,000)	—		—		(1,000)

Net (loss) income attributable to controlling interest	$(7,424,000)	$8,842,000		$601,000		$2,019,000

Net (loss) income per common share attributable to controlling interest — basic and diluted	$(0.99)					$0.13

Weighted average number of common shares outstanding — basic and diluted	7,471,184					15,811,161	(M)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010
(A) As reported in our Annual Report on Form 10-K for the year ended December 31, 2010.
(B) Amounts represent the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Columbia property. The purchase price, plus closing costs and acquisition fees, was financed using $11,000,000 in borrowings under our line of credit, and proceeds, net of offering costs, received from our offering. Borrowings under our line of credit are limited to the availability of credit remaining on our line of credit, which as of December 31, 2010, was limited to $22,600,000. Therefore, we have assumed $10,800,000 in borrowings under our line of credit were used to finance the acquisition of the Columbia property, such that the aggregate balance of our line of credit as of December 31, 2010 was $22,600,000. The remaining funds needed to purchase the Columbia property are assumed financed from proceeds from our offering.
In connection with the acquisition, we paid an acquisition fee of approximately $336,000, or 2.75% of the contract purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.
We allocated the purchase price to the fair value of the assets acquired and liabilities assumed as follows: $1,433,000 to land, $9,607,000 to building and improvements, $967,000 to in-place leases and $416,000 to tenant relationships. The difference in the purchase price allocation of $12,423,000 and the contract purchase price of $12,209,000 is due to the allocation to operating properties and identified intangible assets of $214,000 of real estate deposits related to the acquisitions of the Cape property, the Joplin property and the Athens property, three of the four properties comprising the Monument LTACH Portfolio.
(C) The Columbia property was acquired using proceeds, net of offering costs, received from our offering through the acquisition date at $10.00 per share. The pro forma adjustments assume the proceeds were raised as of December 31, 2010.
(D) Amount represents the one-time acquisition related expenses incurred in connection with the acquisition of the Columbia property, not included in the historical results.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010
(E) As reported in our Annual Report on Form 10-K for the year ended December 31, 2010.
(F) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, the Center for Neurosurgery and Spine property, the Parkway property, the Highlands Ranch property, the Muskogee LTACH property, the St. Vincent MOB property, the Livingston MAP property, the Pocatello East MOB property, the Cape property, the Joplin property and the Athens property, three of the four properties comprising the Monument LTACH Portfolio, the Virginia SNF Portfolio, the Sylva property, the Humble property, the Ennis property and the Lawton property which were acquired in 2010.
(G) The Columbia property acquisition was a sale leaseback transaction and the related pro forma adjustments include the rental revenues, tenant recoveries and rental expenses directly attributable to the sale leaseback of the owner occupied property based on the lease entered into on January 31, 2011.
(H) Amount represents the estimated rental expenses of the Columbia property. We entered into an advisory agreement with our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, either a monthly property management fee or a monthly oversight fee of up to 4.0% or 1.0%, respectively, of the gross monthly cash receipts of the property depending on the level of the services our advisor or its affiliates provide in managing a particular property. As a result, the pro forma amounts shown are reflective of our current advisory agreement and the 1.0% oversight fee paid for management services provided at the Columbia property.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(I) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Columbia property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the year ended December 31, 2010.
(J) We incurred a total of $1,534,000 in acquisition related expenses, $1,177,000 of which was incurred during the year ended December 31, 2010 in connection with the acquisition of the Monument LTACH Portfolio, which is reflected in the 2010 Transactions column and the Acquisition of the Columbia Property column. $357,000 in acquisition related expenses were incurred subsequent to December 31, 2010. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010.
(K) Amount represents depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 8.0 to 15.0 years, 15.0 years and 30.0 years for building, improvements, in-place leases and tenant relationships, respectively.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(L) We financed the purchase price, plus closing costs, using $11,000,000 in borrowings under our line of credit. We have reflected the amount of interest expense calculated on $22,600,000 (our maximum availability as of December 31, 2010) in borrowings under our line of credit in the amounts listed in the 2010 Transactions column and the Company Historical column. Therefore, we have assumed the purchase price, plus closing costs was financed using proceeds from our offering and interest expense for the year ended December 31, 2010 was $0.
(M) Amount represents the weighted average number of shares of our common stock from our offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these proceeds were raised as of January 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.
Date: April 11, 2011	By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer